As filed with the Securities and Exchange Commission on March 21, 2001
Securities Act File No. 333-30942
Investment Company Act File No. 811-09825

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 1
☒
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 2
☒
(Check appropriate box or boxes)

MERCURY FOCUS TWENTY FUND, INC.
(Exact name of Registrant as specified in charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (888) 763-2260

TERRY K. GLENN
Mercury Focus Twenty Fund, Inc.
P.O. Box 9011
Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund: FRANK P. BRUNO, Esq. Brown & Wood LLP One World Trade Center New York, New York 10048-0557	MICHAEL J. HENNEWINKEL, Esq. Fund Asset Management, L.P. P.O. Box 9011 Princeton, New Jersey 08543-9011

It is proposed that this filing will become effective (check the appropriate box):

☒ immediately upon filing pursuant to paragraph (b)
☐ on (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Common Stock, par value $.10 per share.

Master Focus Twenty Trust* has also executed this Registration Statement.

*    Formerly, Master Concentrated Growth Trust.

Prospectus March 21, 2001

Mercury Focus Twenty Fund, Inc.

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation of the contrary is a criminal offense.

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Table of Contents

PAGE

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FUND FACTS

About the Mercury Focus Twenty Fund, Inc.	2

Risk/Return Bar Chart	3

Fees and Expenses	4

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ABOUT THE DETAILS

How the Fund Invests	6

Investment Risks	7

Statement of Additional Information	11

Fund Performance	12

About the Portfolio Manager	13

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ACCOUNT CHOICES

Pricing of Shares	15

How to Buy, Sell, Transfer and Exchange Shares	20

How Shares are Priced	24

Dividends and Taxes	25

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THE MANAGEMENT TEAM

Management of the Fund	26

Master/Feeder Structure	26

Financial Highlights	28

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TO LEARN MORE

Shareholder Reports	Back Cover

Statement of Additional Information	Back Cover

MERCURY FOCUS TWENTY FUND, INC.

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Fund Facts

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this Prospectus in the sidebar.

Common Stock — securities representing shares of ownership of a corporation.

Preferred Stock — class of capital stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets.

Convertible Securities —  corporate securities (usually preferred stock or bonds) that are exchangeable for a fixed number of other securities (usually common stock) at a set price or formula.

Warrant — a security that gives the right to buy a quantity of stock.

ABOUT THE MERCURY FOCUS TWENTY FUND, INC.

What is the Fund’s investment objective?

The Fund’s investment objective is to seek long-term capital appreciation.

What are the Fund’s main investment strategies?

The Fund, a non-diversified fund, invests primarily in common stocks of approximately 20 companies that Fund management believes have strong earnings growth and capital appreciation potential. To a lesser extent, the Fund also may invest in preferred stock, convertible securities, warrants and rights to subscribe to common stock of these companies. The Fund cannot guarantee that it will achieve its investment objective.

Fund management focuses primarily on earnings growth in determining which securities to buy and when to sell them for the Fund. Fund management will emphasize common stocks of companies with large stock market capitalizations (greater than $5 billion).

The Fund is a “feeder” fund that invests all of its assets in a “master” portfolio, the Master Focus Twenty Trust (the “Trust”), that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Trust. For simplicity, this Prospectus uses the term “Fund” to include the Trust.

What are the main risks of investing in the Fund?

As with any mutual fund, the value of the Fund’s investments — and therefore the value of your Fund shares — may fluctuate. These changes may occur because a particular stock or stock market in which the Fund invests is rising or falling. Also, Fund management may select securities that underperform the stock market, the relevant indices or other funds with similar investment objectives and investment strategies. By investing in a smaller number of investments, the Fund’s risk is increased because each investment has a greater effect on the Fund’s performance. If the value of the Fund’s investments goes down, you may lose money.

MERCURY FOCUS TWENTY FUND, INC.
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Fund Facts

Who should invest?

The Fund may be an appropriate investment for you if you:

•	Are investing with long-term goals in mind, such as retirement or funding a child’s education

•	Want a professionally managed portfolio

•	Are willing to accept the risk that the value of your investment may decline in order to seek long-term capital appreciation

•	Are not looking for a significant amount of current income

•	Are prepared to receive taxable distributions.

RISK/RETURN BAR CHART

This Prospectus does not include a Risk/Return Bar Chart because as of the date of this Prospectus, the Fund had not yet completed one full calendar year of operations.

MERCURY FOCUS TWENTY FUND, INC.

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Fund Facts

UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses, which the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these fees include sales charges which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fees — fees paid to the Manager for managing the Trust.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial consultants and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

Administrative Fee — a fee paid to the Administrator for providing administrative services to the Fund.

FEES AND EXPENSES

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (Fees paid directly from your investment)(a):	Class I	Class A	Class B(b)	Class C

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25%(c)	5.25%(c)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(d)	None(d)	4.00%(c)	1.00%(c)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s total assets)(e):

Management Fee(f)	0.60%	0.60%	0.60%	0.60%

Distribution and/or Service (12b-1) Fees(g)	None	0.25%	1.00%	1.00%

Other Expenses (including transfer agency fees) and Administrative Fee(h)(i)	77.70%	77.62%	77.90%	77.85%

Total Annual Fund Operating Expenses	78.30%	78.47%	79.50%	79.45%

Fee Waiver and/or Expense Reimbursement(j)	76.71%	76.63%	76.90%	76.85%

Net Total Operating Expenses(k)	1.59%	1.84%	2.60%	2.60%

(a)	Certain selected securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares. See “How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Class B shares automatically convert to Class A shares approximately 8 years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)	The fees and expenses shown in the table and the examples that follow include both the expenses of the Fund and the Trust.
(f)	Paid by the Trust.
(g)
The Fund calls the Service Fee an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other materials. If you hold Class B or C shares over time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(h)
The Fund pays the Transfer Agent a fee for each shareholder account and reimburses it for out-of-pocket expenses. The fee ranges from $11.00 to $23.00 per account (depending on the level of services required).

MERCURY FOCUS TWENTY FUND, INC.
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Fund Facts

The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the calendar year. The fee begins the month following the month the account is closed and ends at the end of the calendar year. For the period March 20, 2000 (commencement of operations of the Fund) to November 30, 2000, the Fund paid the Transfer Agent fees totaling $510. The Fund and the Trust have entered into an agreement with State Street Bank and Trust Company pursuant to which State Street provides certain accounting services to the Fund and the Trust. The Fund and the Trust will pay the cost of these services. In addition, the Fund and the Trust will reimburse the Manager for the cost of certain additional accounting services. For the period March 20, 2000 to November 30, 2000, the Manager provided accounting services to the Fund at its cost, for which the Fund reimbursed the Manager $1,696. For the period March 3, 2000 (commencement of operations of the Trust) to November 30, 2000, the Manager provided accounting services to the Trust at its cost, for which the Trust reimbursed the Manager $366,538.

(i)	Includes administrative fees, which are payable to the Administrator by the Fund at the annual rate of 0.25% of the Fund’s average daily net assets.
(j)
The Manager has entered into a contractual arrangement with either the Fund or the Trust as necessary under which the expenses incurred by each class of the Fund will not exceed 1.60%. This does not include distribution and/or service (12b-1) fees. This arrangement has a one-year term and is renewable.

(k)
The net total operating expenses reflect expenses actually incurred during the Fund’s first fiscal period restated to reflect the contractual fee waiver and/or expense reimbursement currently in effect.

Example

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses if you did redeem your shares:
	Class I	Class A	Class B		Class C

One year	$ 678	$ 702	$ 663		$ 363

Three years†	$6,836	$6,842	$6,974		$6,675

Five Years†	$7,275	$7,274	$7,291		$7,094

Ten Years†	$7,309	$7,307	$7,120	*	$7,123

Expenses if you did not redeem your shares:

	Class I	Class A	Class B		Class C

One year	$ 678	$ 702	$ 263		$ 263

Three years†	$6,836	$6,842	$6,674		$6,675

Five years†	$7,275	$7,274	$7,091		$7,094

Ten years†	$7,309	$7,307	$7,120	*	$7,123

*	Assumes conversion to Class A shares approximately eight years after purchase. See note (b) to Fees and Expenses table above.
†
These expenses do not reflect the continuation of the contractual arrangement between the Manager and the Fund that limits expenses incurred by each class of the Fund to 1.60% beyond the first year. This does not include Distribution and/or Service (12b-1) Fees. As stated above, this arrangement has a one-year term and is renewable.

MERCURY FOCUS TWENTY FUND, INC.

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About the Details

About the Portfolio Manager —  James D. McCall is a Senior Vice President and the Portfolio Manager of the Fund. Mr. McCall has been a First Vice President of Mercury Advisors since November 1999. Prior to joining Mercury Advisors, Mr. McCall was a portfolio manager for the PBHG family of mutual funds from 1994 to 1999.

About the Manager and the Administrator — Mercury Advisors serves as the Manager and the Administrator.

Bottom-up — An investment style that emphasizes analysis of individual stocks over economic and market cycles.
HOW THE FUND INVESTS

The Fund’s investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks of approximately 20 companies that Fund management believes have strong earnings growth and capital appreciation potential. Fund management begins its investment process by creating a universe of rapidly growing companies that possess certain growth characteristics. That universe is continually updated. Fund management then ranks each company within its universe by using research models that focus on growth characteristics such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth. Finally, using its own fundamental research and a bottom-up approach to investing, Fund management evaluates the quality of each company’s earnings and tries to determine whether the company can sustain or increase its current growth trend. Fund management believes that this disciplined investment process enables it to construct a portfolio of investments with strong growth characteristics.

Although the Fund emphasizes investment in common stocks, it may also invest in other equity securities including, but not limited to, the following:

•	Securities convertible into common stock

•	Preferred stock

•	Rights and warrants to subscribe to common stock

The Fund generally will invest at least 65% of its total assets in equity securities. Normally, the Fund will invest in the common stocks of not less than 20 companies. The Fund may invest in companies of any size but emphasizes common stocks of companies with large stock market capitalizations (greater than $5 billion.)

The Fund may invest without limitation in the securities of foreign companies in the form of American Depositary Receipts (“ADRs”). In addition, the Fund may invest up to 10% of its total assets in other forms of securities of foreign companies, including European Depositary Receipts (“EDRs”) or other securities convertible into securities of foreign companies.

The Fund may also lend its portfolio securities.

The Fund may invest in investment grade, non-convertible debt securities and U.S. Government securities of any maturity, although it typically will not do so to a significant extent. The Fund may invest in excess of 35% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments for temporary defensive purposes, to maintain liquidity or when economic or market conditions are unfavorable for profitable investing. Normally, a portion of the Fund’s assets will be held in these short-term instruments in anticipation of investment in equities or to meet redemptions. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of equity securities. In addition, while these investments are generally designed to limit the Fund’s losses, they can prevent the Fund from achieving its investment objective.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objectives, or that the Fund’s performance will be positive over any period of time.

The Fund’s principal risks are market risk, selection risk and non-diversification risk.

Market Risk and Selection Risk

Market risk is the risk that the U.S. or foreign equity markets will go down in value, including the possibility that the U.S. or foreign equity markets will go down sharply and unpredictably. In particular, the equity securities purchased by the Fund may be particularly sensitive to changes in earnings or interest rate increases because they typically have higher price-to-earnings ratios. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies.

Non-Diversification Risk

The Fund is a non-diversified fund. By investing in securities of a smaller number of issuers, the Fund’s risk is increased because developments affecting an individual issuer have a greater impact on the Fund’s performance.

The Fund also may be subject to risks associated with the following investment strategies.

Convertibles

Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Warrants

A warrant gives the Fund the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock.

A warrant has value only if the Fund exercises it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Foreign Market Risk

Since the Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. Such investments, however, involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. For example, investments in foreign markets may be adversely affected by governmental actions, such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the United States or other foreign countries. Foreign markets may have different clearance and settlement procedures, which may delay settlement of transactions involving foreign securities. The Fund may miss investment opportunities or be unable to sell an investment because of these delays. The risks of investing in foreign securities are generally greater for investments in emerging markets.

Depositary Receipts

The Fund may invest in securities of foreign issuers in the form of Depositary Receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that show evidence of underlying securities issued by a foreign corporation. European Depositary Receipts and Global Depositary Receipts each evidence a similar ownership arrangement. The Fund may also invest in unsponsored Depositary Receipts. The issuers of such unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

Restricted Securities

Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so they may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the securities.

Rule 144A Securities

Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Debt Securities

Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Securities Lending

Securities lending involves the risk that the borrower to which the Fund has loaned its securities may not return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the securities it loaned. In addition, if the Fund does not get the securities it loaned back and the value of the collateral the Fund received in return for the loaned securities falls, the Fund could lose money. These events could also trigger adverse tax consequences to the Fund.

Repurchase Agreements; Purchase and Sale Contracts

The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the Fund from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.

Derivatives

The Fund may use derivative instruments including futures, options, indexed securities, inverse securities and swaps. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil), or an index such as Standard & Poor’s 500 Index. Derivatives allow the Fund to increase or decrease their risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

•	Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•
Leverage risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investment) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•
Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERCURY FOCUS TWENTY FUND, INC.
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About the Details

FUND PERFORMANCE

The Fund commenced operations on March 20, 2000 and has not yet completed one full calendar year of operations. Set forth in the table below is total return information for the Class I, Class A, Class B and Class C shares of the Fund for the period indicated compared with the performance of the Standard & Poor’s 500 Index and the Lipper Large-Cap Growth Funds category for the same period. For more information on the method of calculating the performance data shown below, please see “Performance Data” in the Statement of Additional Information.

Period	Class I Shares	Class A Shares	Class B Shares	Class C Shares	S&P 500 Index(1)	Lipper Large-Cap Growth Funds(2)

	Aggregate Total Return
	(including maximum applicable sales charges)
Inception (March 20, 2000)
to December 31, 2000	(36.90)	(36.99)	(36.54)	(34.56)	(8.56)	(22.95)

(1)
The Standard & Poor’s 500 Index is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The index is adjusted to reflect reinvestment of dividends.

(2)
Lipper Large-Cap Growth Funds, as classified by Lipper Inc., are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average performance is as of
March 31, 2000.

Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance. The Fund’s total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

MERCURY FOCUS TWENTY FUND, INC.

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About the Details

ABOUT THE PORTFOLIO MANAGER

James D. McCall, a First Vice President of Mercury Advisors , since 1999 and a Senior Vice President and the Portfolio Manager of the Fund, is primarily responsible for the day-to-day management of the Trust’s portfolio. Mr. McCall, a Chartered Financial Analyst, has had 10 years experience as a portfolio manager. He was a portfolio manager at the PBHG family of mutual funds from 1994 to 1999. He managed a number of registered mutual funds, including the PBHG Large Cap 20 Fund series of The PBHG Funds, Inc. from its inception on November 29, 1996 to May 14, 1999. Mr. McCall also managed the PBHG Select 20 Portfolio of PBHG Insurance Series Fund, Inc., a variable annuity contract portfolio, from its inception on September 25, 1997 to May 14, 1999. The investment objective, policies and strategies of the PBHG Large Cap 20 Fund and the PBHG Select 20 Portfolio are substantially similar in all material respects to those of the Fund.

The cumulative total return for the PBHG Large Cap 20 Fund from its inception on November 29, 1996 through March 31, 1999 was 144.00%. At March 31, 1999, the PBHG Large Cap 20 Fund had approximately $604.0 million in net assets. The cumulative total return for the PBHG Select 20 Portfolio from its inception on September 25, 1997 through March 31, 1999 was 79.30%. At March 31, 1999, the PBHG Select 20 Portfolio had approximately $432.8 million in net assets. As portfolio manager of the PBHG Large Cap 20 Fund and the PBHG Select 20 Portfolio for the periods indicated above, Mr. McCall had full discretionary authority over the selection of investments for each fund and was primarily responsible for the day-to-day management of each fund. No other person played a significant role in managing each fund from their respective inception dates through May 14, 1999. Average annual returns for the one-year and two-year periods ended March 31, 1999 to the extent applicable and for the entire period during which Mr. McCall managed the PBHG Large Cap 20 Fund and the PBHG Select 20 Portfolio compared with the performance of the Standard & Poor’s 500 Index are set forth on the next page.

MERCURY FOCUS TWENTY FUND, INC.
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About the Details

Prior performance of Similar Funds Previously Managed by the Portfolio Manager:	PBHG Large Cap 20(1) Fund	PBHG Select 20 Portfolio(2)	S&P 500 Index(3)	Lipper Large-Cap Growth Funds(6)

One Year Ended March 31, 1999	52.52%	49.79%	18.46%	29.67%

Two Years Ended March 31, 1999	62.33%	N/A	32.41%	38.16%

PBHG Large Cap 20 Fund Inception(4) through May 14, 1999	41.23%	N/A	28.11%	27.75%

PBHG Select 20 Portfolio Inception(5) through May 14, 1999	N/A	39.73%	26.12%	27.75%

(1)
Average annual total return reflects changes in share prices and reinvestment of dividends and is net of fund expenses. During the periods indicated, PBHG Large Cap 20 Fund was sold without a front-end sales charge that would reduce returns. Although a co-manager for the PBHG Large Cap 20 Fund was named for a portion of the periods indicated, Mr. McCall was primarily responsible for the day-to-day management of that fund.

(2)
Average annual total return reflects changes in share prices and reinvestment of dividends and is net of fund expenses. From the commencement of operations through December 31, 1998, Pilgrim Baxter & Associates, Ltd. voluntarily waived a portion of the annual management fee payable by the PBHG Select 20 Portfolio and agreed to pay certain expenses of the PBHG Select 20 Portfolio to the extent necessary to ensure that the total annual operating expenses of the PBHG Select 20 Portfolio did not exceed 1.20% of its average daily net assets. Without such waivers, returns would have been lower. Moreover, average annual total return does not reflect a deduction for insurance account fees, which if reflected, would also reduce the returns shown. During the periods indicated, PBHG Select 20 Portfolio was sold without a front-end sales charge that would reduce returns.

(3)
The Standard & Poor’s 500 Index is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The index is adjusted to reflect reinvestment of dividends.

(4)	The inception date for the PBHG Large Cap 20 Fund was November 29, 1996.
(5)	The inception date for the PBHG Select 20 Portfolio was September 25, 1997.
(6)
Lipper Large-Cap Growth Funds, as classified by Lipper Inc., are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average.

Historical performance is not indicative of future performance. The PBHG Large Cap 20 Fund and the PBHG Select 20 Portfolio are separate funds and their historical performance is not indicative of the potential performance of the Fund. Share prices and investment returns will fluctuate reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.

MERCURY FOCUS TWENTY FUND, INC.

[GRAPHIC]
Account Choices

PRICING OF SHARES

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class I or Class A shares, you generally pay a sales charge at the time of purchase. If you buy Class A shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of fund shares or for shareholder servicing activities.

If you select Class B or Class C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

The Fund’s shares are distributed by FAM Distributors, Inc., an affiliate of the Manager.

MERCURY FOCUS TWENTY FUND, INC.

[GRAPHIC] Account Choices
To better understand the pricing of each class of the Fund’s shares, we have summarized the information below:

	Class I	Class A	Class B	Class C

Availability	Limited to certain	Generally available	Generally available	Generally available
	investors including:	through selected	through selected	through selected
	• Current Class I shareholders	securities dealers and other financial	securities dealers and other financial	securities dealers and other financial
	• Certain affiliates or customers of selected securities dealers and other financial intermediaries.	intermediaries.	intermediaries.	intermediaries.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.

Account Maintenance and Distribution Fees?	No.	0.25% Account Maintenance Fee. No Distribution Fee.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.

Conversion to Class A shares?	No.	No.	Yes, automatically after approximately eight years.	No.

MERCURY FOCUS TWENTY FUND, INC.
[GRAPHIC] Account Choices
Right of Accumulation — permits you to pay the sales charge applicable to the cost or value (whichever is higher) of all shares you own in the Mercury mutual funds.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all shares of Mercury mutual funds that you agree to buy within a 13 month period. Certain restrictions apply.

Class I and Class A Shares — Initial Sales Charge Options

If you select Class I or Class A shares, you will pay a sales charge at the time of purchase as shown in the following table. Securities dealers’ compensation will be as shown in the last column.

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $1,000,000	2.00%	2.04%	1.80%

$1,000,000 and over**	0.00%	0.00%	0.00%

       *   Rounded to the nearest one-hundredth percent.
**
If you invest $1,000,000 or more in Class I or Class A shares, you may not pay an initial sales charge. In that case, the Manager compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class I and A shares by certain employer-sponsored retirement or savings plans.

No initial sales charge applies to Class I or Class A shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class I or A shares may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent

•
Certain investors, including directors or trustees of mutual funds sponsored by the Manager or its affiliates, employees of the Manager and its affiliates and employees or customers of selected dealers

•	Purchases through certain financial advisers that meet and adhere to standards established by the Manager or its affiliate

•	Purchases through certain accounts over which the Manager or an affiliate exercises investment discretion

MERCURY FOCUS TWENTY FUND, INC.
[GRAPHIC] Account Choices

Only certain investors are eligible to buy Class I shares, including existing Class I shareholders of the Fund. Your financial consultant can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class I and Class A shares, you should buy Class I shares since Class A shares are subject to a 0.25% account maintenance fee, while Class I shares are not.

If you redeem Class I or Class A shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your selected securities dealer, financial consultant or other financial intermediary, or the Fund’s Transfer Agent at 1-888-763-2260.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under a distribution plan that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charge and the distribution fees to cover the costs of marketing, advertising and compensating the financial consultant, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

MERCURY FOCUS TWENTY FUND, INC.
[GRAPHIC]
Account Choices

Class B Shares

If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase	Sales Charge*

0-1	4.00%

1-2	4.00%

2-3	3.00%

3-4	3.00%

4-5	2.00%

5-6	1.00%

6 and thereafter	0.00%

*
The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Mercury funds have identical deferred sales charge schedules. If you exchange your shares for shares of another Mercury fund, the higher charge will apply, if any would apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1 /2 years old

•	Certain retirement plan rollovers

•
Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held

•	Withdrawal through the Systematic Withdrawal Plan of up to 10% per year of your Class B or Class C account value at the time the plan is established

Your Class B shares convert automatically into Class A shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class A shares is not a taxable event for federal income tax purposes.

MERCURY FOCUS TWENTY FUND, INC.
[GRAPHIC]
Account Choices

Different conversion schedules may apply to Class B shares of different Mercury mutual funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund’s eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund’s conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-888-763-2260. Because the selection of a mutual fund involves many considerations, your financial consultant may help you with this decision. The Fund does not issue share certificates.

Because of the high costs of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

MERCURY FOCUS TWENTY FUND, INC.

[GRAPHIC]
Account Choices

If You Want to	Your Choices	Information Important For You to Know

Buy Shares	First, select the share class appropriate for you	Refer to the pricing of shares table on page 16. Be sure to read this prospectus carefully.

	Next, determine the amount of your investment	The minimum initial investment for the Fund is $1,000 for all accounts. (The minimums for initial investments may be waived under certain circumstances.)

Have your financial consultant, selected securities dealer or other financial intermediary submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is placed. Generally, any purchase orders placed prior to the close of business on the New York Stock Exchange
(generally, 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.
Certain selected securities dealers or financial intermediaries may charge a processing fee to confirm a purchase. For example, the fee charged by Merrill Lynch, Pierce, Fenner & Smith Incorporated is currently $5.35.
The fees charged by other securities dealers or financial intermediaries may be higher or lower.

Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at 1-888-763-2260 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 for all accounts. (The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

Participate in the automatic investment plan	You may invest a specific amount in the Fund on a periodic basis through your securities dealer or other financial intermediary. The current minimum may be waived or revised under certain circumstances.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	To transfer your shares of the Fund to another securities dealer or other financial intermediary, an authorized dealer agreement must be in place between the Distributor and the transferring securities dealer and the
Distributor and the receiving securities dealer or other financial intermediary. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating	You must either:
	selected securities dealer or	• Transfer your shares to an account with the Transfer Agent; or
	other financial intermediary	• Sell your shares, paying any applicable deferred sales charge.

MERCURY FOCUS TWENTY FUND, INC.
[GRAPHIC]
Account Choices

If You Want to	Your Choices	Information Important For You to Know

Sell Your Shares	Have your financial consultant, selected securities dealer or other financial intermediary submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. Generally for your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange
(generally, 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Dealers must submit redemption requests to the Fund not more than thirty minutes after the close of business on the New York Stock Exchange on the day the request was received.

Certain securities dealers or other financial intermediaries may charge a fee to process a redemption of shares. For example, the fee charged by
Merrill Lynch, Pierce, Fenner & Smith Incorporated is currently $5.35.
No processing fee is charged if you redeem shares directly through the
Transfer Agent. The fees charged by other securities dealers or financial intermediaries may be higher or lower.

The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the
Transfer Agent at the address on the inside back cover of this
Prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange and registered securities association. A notary public seal will not be acceptable. The Transfer
Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at
1-888-763-2260 for details.

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plan	You can generally arrange through your selected dealer or other financial intermediary for systematic sales of shares of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends automatically reinvested. For Class B and Class C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your financial consultant, securities dealer or other financial intermediary for details.

MERCURY FOCUS TWENTY FUND, INC.
[GRAPHIC]
Account Choices

If You Want to	Your Choices	Information Important For You to Know

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus	You can exchange your shares of the Fund for shares of other
Mercury mutual funds or for shares of the Summit Cash Reserve
Fund. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Each class of Fund shares is generally exchangeable for shares of the same class of another Mercury fund. If you own Class I shares and wish to exchange into a fund in which you have no Class I shares (and are not eligible to buy Class I shares), you will exchange into Class A shares. If you own Class I or Class A shares and wish to exchange into Summit, you will exchange into Class
A shares of Summit. Class B or Class C shares can be exchanged for Class B shares of Summit.

Some of the Mercury mutual funds may impose a different initial or deferred sales charge schedule. If you exchange Class I or Class
A shares for shares of a fund with a higher initial sales charge than you originally paid, you may be charged the difference at the time of exchange. If you exchange Class B shares or Class C shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class
B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. Your time in both funds will also count when
determining the holding period for a conversion from Class B to
Class A shares.

To exercise the exchange privilege contact your financial consultant, selected securities dealer or other financial intermediary or call the Transfer Agent at 1-888-763-2260.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

MERCURY FOCUS TWENTY FUND, INC.
[GRAPHIC]
Account Choices

Net Asset Value — the market value in U.S. dollars of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

        Short-term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Fund management’s opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. For these purposes, Fund management may consider an investor’s trading history in the Fund or other Mercury funds, and accounts under common ownership or control.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If payment for a purchase order is not made by a designated later time, the order will be cancelled and the financial intermediary could be held liable for any losses.

Generally, Class I shares will have the highest net asset value because that class has the lowest expenses, and Class A shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class I and Class A shares will generally be higher than dividends paid on Class B and Class C shares because Class I and Class A shares have lower expenses.

MERCURY FOCUS TWENTY FUND, INC.
[GRAPHIC] Account Choices

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

“Buying a dividend”

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

DIVIDENDS AND TAXES

The Fund will distribute at least annually any net investment income and any net realized capital gains. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If your account is with a securities dealer that has an agreement with the Fund, contact your financial consultant about which option you would like. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Such capital gains may be taxable to you at different rates, depending, in part, on how long the Fund has held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares, and any gain on the transaction may be subject to tax. Capital gains are generally taxed at different rates than ordinary income dividends.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Fund must withhold 31% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

MERCURY FOCUS TWENTY FUND, INC.

[GRAPHIC] The Management Team

MANAGEMENT OF THE FUND

Fund Asset Management, L.P., doing business as Mercury Advisors, the Trust’s Manager, manages the Trust’s investments under the overall supervision of the Board of Trustees of the Trust. The management agreement between the Trust and the Manager gives the Manager the responsibility for making all investment decisions for the Trust. The Manager has a sub-advisory agreement with Funds Asset Management, UK, an affiliate, under which the Manager may pay a fee for services it receives. For the period March 20, 2000 (commencement of operations) to November 30, 2000, the fee payable to the Manager from the Trust was equal to 0.85% of the Trust’s average daily net assets. The Trust currently pays the Manager a fee at the annual rate of 0.60% of the average daily net assets of the Trust. The Fund pays the Administrator an administrative fee at the annual rate of 0.25% of the average daily net assets of the Fund.

Mercury Advisors was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. Funds Asset Management UK was organized as an investment adviser in 1986 and acts as sub-adviser to more than 50 registered investment companies. Mercury Advisors and its affiliates had approximately $557 billion in investment company and other portfolio assets under management as of January 2001.

MASTER/FEEDER STRUCTURE

The Fund is a “feeder” fund that invests all of its assets in the Trust. (Except where indicated, this Prospectus uses the term “Fund” to mean this feeder fund and the Trust taken together). Investors in the Fund will acquire an indirect interest in the Trust.

The Trust accepts investments from other feeder funds, and all the feeders of the Trust bear the portfolio’s expenses in proportion to their assets. This structure may enable the Fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the master portfolio from different feeders may offset each other and produce a lower net cash flow.

However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to the Trust on more attractive terms, or could experience better performance, than another feeder fund.

MERCURY FOCUS TWENTY FUND, INC.
[GRAPHIC] The Management Team

Whenever the Trust holds a vote of its feeder funds, the Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Fund over the operations of the master portfolio.

The Fund may withdraw from the Trust at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

MERCURY FOCUS TWENTY FUND, INC.

[GRAPHIC] The Management Team
FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP , whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

Increase (Decrease) in Net Asset Value:	For the Period March 20, 2000† to November 30, 2000
	Class I		Class A		Class B		Class C

Per Share Operating Performance:

Net asset value, beginning of period	$ 10.00		$ 10.00		$ 10.00		$ 10.00

Investment loss — net	(.07)		(.09)		(.13)		(.13)

Realized and unrealized loss on investments from the Trust — net	(3.51)		(3.50)		(3.49)		(3.49)

Total from investment operations	(3.58)		(3.59)		(3.62)		(3.62)

Net asset value, end of period	$ 6.42		$ 6.41		$ 6.38		$ 6.38

Total Investment Return:*

Based on net asset value per share	(35.80	)%#	(35.90	)%#	(36.20	)%#	(36.20	)%#

Ratios to Average Net Assets:

Expenses, net of reimbursement††	1.59	%**	1.84	%**	2.61	%**	2.61%	**

Expenses††	78.30	%**	78.47	%**	79.50	%**	79.45%	**

Investment loss — net	(1.14	)%**	(1.39	)%**	(2.15	)%**	(2.16	)%**

Supplemental Data:

Net assets, end of period (in thousands)	$ 16		$ 16		$ 16		$ 16

Portfolio Turnover	62.85%		62.85%		62.85%		62.85%

*	Total investment returns exclude the effects of sales charges.
**	Annualized.
†	Commencement of operations.
††	Includes the Fund’s share of the Trust’s allocated expenses.
#	Aggregate total investment return.

MERCURY FOCUS TWENTY FUND, INC.

Fund
Mercury Focus Twenty Fund, Inc.
P.O. Box 9011
Princeton, New Jersey 08543-9011
(888-763-2260)

Manager and Administrator
Administrative Offices:
Mercury Advisors
800 Scudders Mill Road
Plainsboro, New Jersey 08536
Mailing Address:
P.O. Box 9011
Princeton, New Jersey 08543-9011

Sub-Adviser
Funds Asset Management, UK
33 King William Street
London, England EC4 R9AS

Transfer Agent
Administrative Offices:
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
Mailing Address:
P.O. Box 44062
Jacksonville, Florida 32232-4062
(888-763-2260)

Independent Auditors
Deloitte & Touche LLP
Princeton Forrestal Village
116-300 Village Boulevard
Princeton, New Jersey 08540-6400

Accounting Services Provider
State Street Bank and Trust Company
500 College Road East
Princeton, New Jersey 08540

Distributor
FAM Distributors, Inc.
P.O. Box 9081
Princeton, New Jersey 08543-9081

Custodian
The Bank of New York
100 Church Street
12th Floor
New York, New York 10286

Counsel
Brown & Wood LLP
One World Trade Center
New York, New York 10048-0557

MERCURY FOCUS TWENTY FUND, INC.

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SHAREHOLDER REPORTS

Additional information about the Fund's investments semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-888-763-2260.

If you hold your Fund shares through a brokerage account or directly at the Transfer Agent, you may receive only one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. If you prefer to receive separate shareholder reports for each account (or if you are receiving multiple copies and prefer to receive only one), call your financial consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial consultant, other financial intermediary or the Transfer Agent at 1-888-763-2260.

STATEMENT OF ADDITIONAL INFORMATION

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing or calling the Fund at Financial Data Services, Inc., P.O. Box 44062, Jacksonville, Florida 32232-4062 or by calling 1-888-763-2260.

Contact your financial consultant, other financial intermediary, or the Fund at the telephone number or address indicated on the inside back cover of this Prospectus if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information in this Prospectus.

Investment Company Act File #811-09825.
Code #MF-19078-03-01
@Fund Asset Management, L.P.

[LOGO OF MERCURY FUNDS]

2 World Financial Center, 30th Floor
New York, NY 10281-6100
877.292.3341
FAM Distributors, Inc. Member NASD
www.mercuryfunds.com

STATEMENT OF ADDITIONAL INFORMATION

Mercury Focus Twenty Fund, Inc.

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (888) 763-2260

        Mercury Focus Twenty Fund, Inc. (the “Fund”) is a non-diversified, open-end management investment company that seeks to provide shareholders with long-term capital appreciation. The Fund will seek to achieve its investment objective by investing primarily in common stocks of approximately 20 companies that Fund management believes have strong earnings growth and capital appreciation potential. No assurance can be given that the investment objective of the Fund will be realized. For more information on the Fund’s investment objective and policies, see “Investment Objective and Policies.”

        The Fund is a “feeder” fund that invests all of its assets in Master Focus Twenty Trust (the “Trust”) which has the same investment objective as the Fund. All investments are made at the Trust level. The Fund’s investment results will correspond directly to the investment results of the Trust. No assurance can be given that the Trust will achieve its investment objective.

        The Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See “Purchase of Shares.”

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated March 21, 2001 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-888-763-2260 or your financial consultant, or by writing to the address listed above. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2000 annual report to shareholders. You may request a copy of the annual report at no charge by calling 1-800-456-4587 ext. 789, between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

Mercury Advisors — Manager
FAM Distributors, Inc. — Distributor

The date of this Statement of Additional Information is March 21, 2001

INVESTMENT OBJECTIVE AND POLICIES

        The investment objective of the Fund is to seek long term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks of approximately 20 companies that Fund management believes have strong earnings growth and capital appreciation potential. Fund management begins its investment process by creating a universe of rapidly growing companies that possess certain growth characteristics. That universe is continually updated. Fund management then ranks each company within its universe by using research models that focus on growth characteristics such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth. Finally, using its own fundamental research and a bottom-up approach to investing, Fund management evaluates the quality of each company’s earnings and tries to determine whether the company can sustain or increase its current growth trend. Fund management believes that this disciplined investment process enables it to construct a portfolio of investments with strong growth characteristics. The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

        The Fund is a “feeder” fund that invests all of its assets in the Trust which has the same investment objective as the Fund. All investments are made at the Trust level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Trust. For simplicity, however, this Statement of Additional Information, like the Prospectus, uses the term “Fund” to include the Trust. It also uses the term “Board of Directors” to include the Board of Trustees. There can be no assurance that the investment objective of the Fund or the investment objective of the Trust will be realized. The investment objective of the Fund is a fundamental policy of the Fund and may not be changed without the approval of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act. The investment objective of the Trust is a fundamental policy of the Trust and may not be changed without the approval of a majority of the Trust’s outstanding voting securities as defined in the Investment Company Act. Please see “How the Fund Invests” and “Investment Risks” in the Prospectus for information with respect to the Fund and the Trust’s investment objective and policies.

        Investment emphasis is placed on equities, primarily common stock and, to a lesser extent, securities convertible into common stock, preferred stock, warrants and rights to subscribe for common stock. The Fund generally will invest at least 65% of its total assets in equity securities. Normally, the Fund will invest in the common stocks of not less than 20 companies. The Fund may invest in companies of any size but emphasizes equity securities of companies having large stock market capitalizations (greater than $5 billion). The Fund may invest in non-convertible debt securities rated investment grade by a nationally recognized statistical ratings organization and U.S. Government securities, although it typically will not do so to a significant extent.

        The Fund may hold assets in cash or cash equivalents and investment grade, short term securities, including money market securities, in such proportions as, in the opinion of Fund management, prevailing market or economic conditions warrant or for temporary defensive purposes.

Growth Securities

        As set forth in this Prospectus and the Statement of Additional Information, the investment objective of the Fund is to seek long term capital appreciation. The Fund, a non-diversified fund, seeks to achieve its investment objective by investing primarily in common stocks of approximately 20 companies that Fund management believes have strong earnings growth and capital appreciation potential. These “growth securities” may be particularly sensitive to changes in earnings or interest rate increases because they typically have higher price-earnings ratios. Moreover, the growth securities held by the Trust may never reach what Fund management believes their full value to be and may even go down in price.

Foreign Securities

        The Fund may invest up to 10% of its total assets in equity securities of foreign issuers with the foregoing characteristics. (Purchases of American Depositary Receipts (“ADRs”), however, are not subject to this restriction.) Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Trust and the unrealized appreciation or depreciation of investments insofar as the U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

        With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments that could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a U.S. instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. In addition, certain foreign investments may be subject to foreign withholding taxes. See “Taxes.” Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays or other problems in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The ability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

        The Fund may invest in the securities of foreign issuers in the form of ADRs, European Depositary Receipts (“EDRs”) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the U.S. securities markets, and EDRs, which are issued in bearer form, are designed for use in European securities markets. The Fund may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

        European Economic and Monetary Union.    A number of European countries entered into the European Economic and Monetary Union (“EMU”) in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU established a single European currency (the “euro”), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro and will trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invest, the Fund could be adversely affected if the transition to the euro, or EMU as a whole, does not proceed as planned or if a participating country withdraws from EMU.

Derivatives

        The Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the Standard & Poor’s 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

        Hedging.     The Fund may use derivatives for hedging purposes. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce gains or cause losses if the market moves in a different manner than anticipated by the Fund investing in the derivative or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. The Fund is not required to use hedging and may choose not to do so.

        The Fund may use derivative instruments and trading strategies including the following:

    Indexed Securities

        The Fund may invest in securities the potential return of which is based on an index. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security which returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. Indexed securities involve credit risk, and certain indexed securities may involve leverage risk, liquidity risk, and currency risk. The Fund may invest in indexed securities for hedging purposes only. When used for hedging purposes, indexed securities involve correlation risk.

    Options on Securities and Securities Indices

        Purchasing Put Options.     The Fund may purchase put options on securities held in its portfolio or on securities or interest rate indices that are correlated with securities held in its portfolio. When the Fund purchases a put option in consideration for an up front payment (the “option premium”), the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the “exercise price”) on or before a specified date (the “expiration date”), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund’s risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option’s expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk, and may also involve liquidity and credit risk.

        Purchasing Call Options.    The Fund also may purchase call options on securities it intends to purchase or securities or interest rate indices, which are correlated with the types of securities it intends to purchase. When the Fund purchases a call option in consideration for the option premium, the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an “anticipatory hedge”). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium. Purchasing a call option involves correlation risk, and may also involve liquidity and credit risk.

        The Fund also is authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

        Writing Put Options.    The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write put options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options—for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a “spread”). Writing a put option may involve substantial leverage risk.

        Writing Call Options.    The Fund may write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which correlates with securities held in its portfolio. When the Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.

        The Fund also is authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

        Other than with respect to closing transactions, the Fund will only write call or put options that are “covered.” A call or put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in “Risk Factors in Derivatives” below. A call option will also be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities which substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

        Types of Options. The Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

    Futures

        The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract, the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

        The sale of a futures contract limits the Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

        The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

        The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying asset is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a “commodity pool” under regulations of the Commodity Futures Trading Commission.

    Foreign Exchange Transactions

        The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

        Forward Foreign Exchange Transactions.    Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a position held by the Trust. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a position held by the Trust by selling forward a currency in which a position held by the Trust is denominated or by purchasing a currency in which the Fund anticipates acquiring a position held by the Trust in the near future. The Fund may also hedge positions held by the Trust through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

        Currency Futures.    The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” above. Currency futures involve substantial currency risk, and also involve leverage risk.

        Currency Options.    The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

        Limitations on Currency Hedging.    The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). The Fund will only enter into a cross-hedge if Fund Asset Management, L.P. (“FAM”), doing business as Mercury Advisors (the “Manager”), believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

        Risk Factors in Hedging Foreign Currency Risks.    Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses and decreases in its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

        It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging.

Risk Factors in Derivatives

        Derivatives are volatile and involve significant risks, including:

Credit risk—the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

        Leverage risk—the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investment) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

        Use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

        The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

        Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

        Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

        Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

Convertible Securities

        Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a “Cash-Settled Convertible”) or (ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a “Manufactured Convertible”).

        The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

        In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

        Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

        Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

        To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

        Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

        As indicated above, synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertible component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, LEAPS, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

        A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

        More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote the Fund’s objective than alternative investments. For example, the Manager may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

        The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event the Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity and which is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

Debt Securities

        Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. This risk is reduced to the extent the Fund limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Warrants

        The Fund may invest in warrants. Warrants are securities that permit but do not require the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

Other Investment Policies and Practices

        Temporary Investments.    The Fund reserves the right, as a temporary defensive measure, and without limitation, to hold in excess of 35% of its total assets in cash or cash equivalents and investment grade, short-term securities including money market securities (“Temporary Investments”). Under certain adverse investment conditions, the Fund may restrict the markets in which its assets will be invested and may increase the proportion of assets invested in Temporary Investments. Investments made for defensive purposes will be maintained only during periods in which the Manager determines that economic or financial conditions are adverse for holding or being fully invested in equity securities. A portion of the Fund normally will be held in Temporary Investments in anticipation of investment in equity securities or to provide for possible redemptions.

        Illiquid or Restricted Securities.    The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of such investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

        The Fund may invest in securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “Securities Act”). Restricted securities have contractual or legal restrictions on their resale and include “private placement” securities that the Fund may buy directly from the issuer. Restricted securities may be sold in private placement transactions between issuers and the purchasers and may be neither listed on an exchange nor traded in other established markets. Privately placed securities may or may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

        144A Securities.    The Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Board of Directors has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Board of Directors. The Board of Directors has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

        When-Issued Securities, Delayed Delivery Securities and Forward Commitments.    The Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of the purchase commitments.

        There can be no assurance that a security purchased on a when issued basis will be issued. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. A Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

        Repurchase Agreements and Purchase and Sale Contracts.    The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions which (i) have, in the opinion of Fund management, substantial capital relative to the Fund’s exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. Under a repurchase agreement or a purchase and sale contract, the seller agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the price at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, Fund management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community. The Fund may not invest more than 15% of its net assets in repurchase agreements or purchase and sale contracts maturing in more than seven days together with all other illiquid investments.

        Securities Lending.    The Fund may lend securities with a value not exceeding 33 1 /3% of its total assets to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund typically receives the income on both the loaned securities and the collateral and thereby increases its yield. In certain circumstances, the Fund may receive a flat fee for its loans. Such loans are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder’s, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

Suitability

        The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Trust, the Fund, the Manager and its affiliates. The Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend on, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

Investment Restrictions

        The Fund has adopted the following restrictions and policies relating to the investment of the Fund’s assets and its activities. The fundamental restrictions set forth below may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Under the fundamental investment restrictions, provided that none of the following restrictions shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure), the Fund may not:

        1.    Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

        2.    Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

        3.    Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

        4.    Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements, purchase and sale contracts or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

5. Issue senior securities to the extent such issuance would violate applicable law.

        6.    Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1 /3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

        8.    Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and this Statement of Additional
Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

        The Trust has adopted investment restrictions substantially identical to the foregoing, which are fundamental policies of the Trust and may not be changed with respect to the Trust without the approval of the holders of a majority of the interests of the Trust.

        In addition, the Fund has adopted non-fundamental restrictions that may be changed by the Board of Directors of the Fund without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (a) below, shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the non-fundamental investment restrictions, the Fund may not:

        a.    Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

        b.    Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales “against the box.”

        c.    Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Directors of the Fund are not subject to the limitations set forth in this investment restriction.

        d.    Notwithstanding fundamental investment restriction (6) above, borrow money or pledge its assets, except that the Fund (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemption in amounts not exceeding 33 1 /3% (taken at market value) of its total assets and pledge its assets to secure such borrowing, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. However, at the present time, applicable law prohibits the Fund from purchasing securities on margin. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while a borrowing is outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund’s exposure to capital risk and borrowed funds are subject to interest costs which will reduce net income. The Fund will not purchase securities while borrowing exceeds 5% of its total assets.

        The Trust has adopted investment restrictions substantially identical to the foregoing, which are non-fundamental policies of the Trust and may be changed by the Trustees without the approval of the holders of the interests of the Trust.

        The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund and the Trust have adopted an investment policy pursuant to which neither the Fund nor the Trust will purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund or the Trust, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund or the Trust and margin deposits on the Fund’s or the Trust’s existing OTC options on financial futures contracts exceeds 15% of the net assets of the Fund or the Trust, taken at market value, together with all other assets of the Fund or the Trust that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund or the Trust to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund or the Trust has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund or the Trust will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of the Fund or the Trust and may be amended by the Board of Directors of the Fund or the Board of Trustees of the Trust without the approval of the Fund’s shareholders. However, the Directors or the Trustees will not change or modify this policy prior to the change or modification by the Commission staff of its position.

        In addition, as a non-fundamental policy that may be changed by the Board of Directors and to the extent required by the Commission or its staff, the Fund will, for purposes of fundamental investment restrictions (1) and (2), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

        As another non-fundamental policy, the Fund will not invest in securities that are (a) subject to material legal restrictions on repatriation of assets or (b) cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sales contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its net assets, taken at market value would be invested in such securities.

        Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) with the Manager, the Fund and the Trust are prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See “Portfolio Transactions and Brokerage.” Without such an exemptive order the Fund and the Trust would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

    Non-Diversified Status

        The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund’s investments are limited, however, in order to continue to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). See “Dividends and Taxes—Taxes.” To qualify as a regulated investment company under the Code, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer. Foreign government securities (unlike U.S. Government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. A fund that elects to be classified as “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Portfolio Turnover

        Generally, the Fund will not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Manager in light of a change in circumstances in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Accordingly, while the Fund anticipates that its annual portfolio turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover rate may result in negative tax consequences, such as an increase in capital gain dividends. See “Dividends and Taxes.” High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

MANAGEMENT OF THE FUND

Directors and Officers

        The Directors of the Fund consist of six individuals, five of whom are not “interested persons” of the Fund as defined in the Investment Company Act. The six Directors of the Fund are also the Trustees of the Trust. The five Directors who are not interested persons of the Fund similarly comprise the Trustees who are not interested persons of the Trust, and are sometimes referred to herein as the “non-interested Directors/Trustees.” The Directors of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. Information about the Directors and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

        TERRY K. GLENN (60)—President and Director(1)(2)—Executive Vice President of the Manager and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”) (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

        JAMES H. BODURTHA (57)—Director(2)(3)—36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

        HERBERT I. LONDON (61)—Director(2)(3)—2 Washington Square Village, New York, New York 10012. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.

        JOSEPH L. MAY (71)—Director(2)(3)—424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

        ANDRÉ F. PEROLD (48)—Director(2)(3)—Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Harvard Business School: George Gund Professor of Finance and Banking, since 2000, Finance Area Chair since 1996, Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Trustee, The Common Fund since 1989; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Gensec Asset Management since 2000; Director, Bulldogresearch.com since 2000; Director, Stockback.com since 2000; Director, Quantec Limited from 1991 to 1999; Director, TIBCO from 1994 to 1996.

        ROBERTA COOPER RAMO (58)—Director(2)(3)—P.O. Box 2168, 500 Fourth Street, N.W., Albuquerque, New Mexico 87103. Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.

        JAMES D. MC CALL (47)—Senior Vice President and Portfolio Manager(1)(2)—First Vice President of the Manager since 1999; Portfolio Manager for the PBHG family of mutual funds from 1994 to 1999.

        ROBERT C. DOLL , JR . (46)—Senior Vice President(1)(2)—Senior Vice President of the Manager and MLIM since 1999; Senior Vice President of Princeton Services since 1999; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

        DONALD C. BURKE (40)—Vice President and Treasurer(1)(2)—First Vice President of the Manager and MLIM since 2000 and Treasurer thereof since 1999; Senior Vice President of the Manager and MLIM from 1999 to 2000; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

        SUSAN B. BAKER (43)—Secretary(1)(2)—Director (Legal Advisory) of MLIM since 1999; Attorney associated with MLIM since 1987.

(1)	Interested person, as defined in the Investment Company Act, of the Trust and the Fund.
(2)	Such Director or officer is a trustee, director or officer of other investment companies for which the Manager, or one of its affiliates, acts as investment adviser or manager.
(3)	Member of the Fund’s Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

        As of March 1, 2001, the officers and Directors of the Fund as a group (10 persons) owned an aggregate of less than 1% of the outstanding shares of common stock of the Fund. At such date, Mr. Glenn, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc. (“ML & Co.”).

Compensation of Directors/Trustees

        The Trust pays fees to each non-interested Director/Trustee for service to the Fund and the Trust. Each non-interested Director/Trustee receives an aggregate annual retainer of $100,000 for his or her services to multiple investment companies advised by the Manager or its affiliate (“Affiliate-Advised funds”). The portion of the annual retainer allocated to each Affiliate-Advised fund is determined quarterly based on the relative net assets of each fund. In addition, each non-interested Director/Trustee receives a fee per in-person board meeting attended and per in-person Audit and Nominating Committee meeting attended. The annual per meeting fees paid to non-interested Directors/Trustees aggregate $60,000 for all Affiliate-Advised funds for which that Director/Trustee serves and are allocated equally among those funds. The Fund and the Trust also reimburse the non-interested Directors/Trustees for actual out-of-pocket expenses relating to attendance at meetings. The Audit and Nominating Committee consists of all of the non-interested Directors/Trustees of the Fund and the Trust.

        The following table shows the compensation earned by the non-interested Directors/Trustees for the period ended November 30, 2000 and the aggregate compensation paid to them from all Affiliate-Advised funds for the calendar year ended December 31, 2000.

Name	Compensation from Fund/Trust	Position with Fund/Trust	Pension or Retirement Benefits Accrued as Part of Fund/Trust Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Fund/Trust and Other Affiliate- Advised Funds(1)
James H. Bodurtha	$ 9,226	Director/Trustee	None	None	$132,250
Herbert I. London	$ 9,226	Director/Trustee	None	None	$132,250
Joseph L. May	$ 9,226	Director/Trustee	None	None	$132,250
André F. Perold	$ 9,226	Director/Trustee	None	None	$132,250
Roberta Cooper Ramo	$16,166	Director/Trustee	None	None	$169,000

(1)
The Directors serve on the boards of Affiliate-Advised funds as follows: Mr. Bodurtha (30 registered investment companies consisting of 42 portfolios); Mr. London (30 registered investment companies consisting of 42 portfolios); Mr. May (30 registered investment companies consisting of 42 portfolios); Mr. Perold (30 registered investment companies consisting of 42 portfolios) and Ms. Ramo (30 registered investment companies consisting of 42 portfolios).

        The Directors of the Fund and the Trustees of the Trust may be eligible for reduced sales charges on purchases of Class I shares. See “Reduced Initial Sales Charges—Purchase Privileges of Certain Persons.”

Management and Advisory Arrangements

        Management Services and Management Fee.    The Fund invests all of its assets in beneficial interests of the Trust. Accordingly, the Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the level of the Trust. The Trust has entered into an investment management agreement with the Manager (the “Management Agreement”). As discussed in “The Management Team,” in the Prospectus, the Manager currently receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Trust for its services to the Trust. For the period March 3, 2000 (commencement of operations of the Trust) to November 30, 2000, the Manager received monthly compensation at the annual rate of 0.85% of the average daily net assets of the Trust. For that period, the total management fee paid by the Trust to the Manager was $8,655,695.

        The Manager has also entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with Funds Asset Management, UK (“FAM UK”), pursuant to which FAM UK provides investment advisory services to the Manager with respect to the Trust. Under the Sub-Advisory Agreement, the Manager may pay the FAM UK a fee for providing such services, but the sub-advisory fee will not exceed the amount the Manager actually receives pursuant to the Management Agreement. The following entities may be considered “controlling persons” of FAM UK: Merrill Lynch Europe PLC (the FAM UK’s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co. For the period from March 3, 2000 (commencement of operations of the Trust) to November 30, 2000, the Manager paid no fees to FAM UK pursuant to this agreement.

        Unless earlier terminated as described below, the Management Agreement and the Sub-Advisory Agreement will remain in effect for two years from their respective effective dates. Thereafter, they will remain in effect from year to year if approved annually (a) by the Board of Trustees or by a majority of the outstanding voting securities of the Trust and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the holders of voting securities of the Trust.

        Payment of Trust Expenses.    The Management Agreement obligates the Manager to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Trust. The Manager is also obligated to pay, or cause an affiliate to pay, the fees of all officers, Trustees and Directors who are affiliated persons of the Manager or any affiliate. The Trust pays, or causes to be paid, all other expenses incurred in the operation of the Trust, including, among other things, taxes, expenses for legal and auditing services, costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, charges of the custodian, any sub-custodian and the transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under federal, state or foreign laws, fees and actual out-of-pocket expenses of non-interested Directors/Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust. Certain accounting services are provided to the Trust by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Trust. The Trust will pay the cost of these services. In addition, the Trust will reimburse the Manager for the cost of certain additional accounting services.

        Organization of the Manager.    FAM is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Manager as defined under the Investment Company Act because of their ownership of its voting securities and their power to exercise a controlling influence over its management or policies.

        Administrative Services and Administration Fee.    The Fund has entered into an administration agreement with Mercury Advisors (the “Administrator”) as Administrator (the “Administration Agreement”). The Administrator receives for its services to the Fund monthly compensation at the annual rate of 0.25% of the average daily net assets of the Fund.

        Payment of Fund Expenses.    The Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. The Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers, Directors and Trustees who are affiliated persons of the Administrator or any of its affiliates. The Fund pays, or causes to be paid, all other expenses incurred in the operation of the Fund (except to the extent paid by the Distributor, see “Distributor Expenses” below), including, among other things, taxes, expenses for legal and auditing services, costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, charges of the custodian, any sub-custodian and the Transfer Agent, and expenses of redemption of shares. Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and actual out-of-pocket expenses of non-interested Directors/Trustees, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares—Distribution Plans.” Certain accounting services are provided to the Fund by State Street pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse the Manager for the cost of certain additional accounting services.

        Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from its effective date. Thereafter, it will remain in effect from year to year if approved annually (a) by the Board of Directors and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

        Transfer Agency Services.    The Transfer Agent, a subsidiary of ML & Co., acts as the Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee ranging from $11.00 to $20.00 per Class I or Class A account and $14.00 to $23.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts that close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fee will be due. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

        Accounting Services.    The Fund and the Trust have entered into an agreement with State Street, commencing January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund and the Trust. The Fund and the Trust will pay the cost of these services. The Manager provides certain additional accounting services to the Fund and the Trust. The Fund and the Trust reimburse the Manager for the cost of these services. For the period March 3, 2000 (commencement of operations of the Trust) to November 30, 2000, the Manager provided accounting services to the Trust at its cost in connection with such services and the Trust reimbursed the Manager $366,538 for such services. For the period March 20, 2000 (commencement of operations of the Fund) to November 30, 2000, the Manager provided accounting services to the Fund at its cost in connection with such services and the Fund reimbursed the Manager $1,696 for such services.

        Distribution Expenses.    The Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

        The Board of Trustees of the Trust and the Board of Directors of the Fund each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Trust, the Fund, the Manager, the Sub-Adviser and the Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Trust.

PURCHASE OF SHARES

        Reference is made to “Account Choices—How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus for certain information as to the purchase of Fund shares.

        The Fund issues four classes of shares: shares of Class I and Class A are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class I, Class A, Class B and Class C share of the Fund represents an identical interest in the Fund and has the same rights, except that Class A, Class B and Class C shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges (“CDSCs”), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class A shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class A, Class B and Class C shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the distribution plan for Class A shares). Each class has different exchange privileges. See “Shareholder Services—Exchange Privilege.”

        Investors should understand that the purpose and function of the initial sales charges with respect to the Class I and Class A shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

        The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers or other financial intermediaries prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time), which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Dealers have the responsibility of submitting purchase orders to the Funds not later than 30 minutes after the close of business on the NYSE in order to purchase shares at that day’s offering price.

        The Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain securities dealers or other financial intermediaries may charge a processing fee to confirm a sale of shares to such customers. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives—Class I and Class A Shares

        Investors choosing the initial sales charge alternatives who are eligible to purchase Class I shares should purchase Class I shares rather than Class A shares because there is an account maintenance fee imposed on Class A shares.

        Eligible Class I Investors.    Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors who currently own Class I shares in a shareholder account are entitled to purchase additional Class I shares of the Fund in that account. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of Mercury and Affiliate-Advised investment companies, including the Fund, and to employees of certain selected dealers. Class I shares of the Fund may be offered at net asset value to certain accounts over which the Manager or an affiliate exercises discretion. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive, because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class I or Class A shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges, and, in the case of Class A shares, the account maintenance fee. Although some investors who previously purchased Class I shares may no longer be eligible to purchase Class I shares of other Affiliated-Advised funds, those previously purchased Class I shares, together with Class A, Class B and Class C share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class A account maintenance fees will cause Class A shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class I shares.

        The term “purchase,” as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class I and Class A shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Class I and Class A Sales Charge Information

	Class I Shares
	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDSCs Received on Redemption of Load-Waived Shares
For the period from March 20, 2000* to November 30, 2000	$0	$0	$0	$0

	Class A Shares
	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDSCs Received on Redemption of Load-Waived Shares
For the period from March 20, 2000* to November 30, 2000	$0	$0	$0	$0

* Commencement of operations of the Fund.

        The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since selected securities dealers and other financial intermediaries selling Class I and Class A shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

        Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

        Reinvested Dividends.    No initial sales charges are imposed upon Class I and Class A shares issued as a result of the automatic reinvestment of dividends.

        Rights of Accumulation.    Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser’s combined holdings of all classes of shares of the Fund and of any other Mercury mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser’s securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

        Letter of Intent.    Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class I or Class A shares of the Fund or any other Mercury mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund’s Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of the Manager provide plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class I or Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class I and Class A shares of the Fund and other Mercury mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class I or Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class I or Class A shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charge on any previous purchase.

        The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund (“Summit”), a series of Financial Institutions Series Trust, into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

        Purchase Privileges of Certain Persons.    Directors of the Fund, Trustees of the Trust, members of the Boards of other investment companies advised by the Manager or its affiliates, directors and employees of ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes the Manager, MLIM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), employees of certain selected dealers, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares of each Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund’s suitability standards.

        Class I and Class A shares may also be offered at net asset value to certain accounts over which the Manager or an affiliate exercises investment discretion.

        Acquisition of Certain Investment Companies.    Class A shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

        Purchases Through Certain Financial Intermediaries.    Reduced sales charges may be applicable for purchases of Class I or Class A shares of the Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Manager from time to time.

Deferred Sales Charge—Class B and Class C Shares

        Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Mercury mutual funds.

        Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor’s dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class A shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

        The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See “Pricing of Shares—Determination of Net Asset Value” below.

        Contingent Deferred Sales Charges—Class B Shares.    Class B shares that are redeemed within six years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over six years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the six-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

        The following table sets forth the Class B CDSC:

Year Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge
0-1	4.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
6 and thereafter	None

        To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the third year after purchase).

        As discussed in the Prospectus under “Account Choices—Pricing of Shares—Class B and C Shares—Deferred Sales Charge Options,” while Class B shares redeemed within six years of purchase are subject to a CDSC under most circumstances, the charge may be reduced or waived in certain instances. These include certain post-retirement withdrawals from an individual retirement account (“IRA”) or other retirement plan or redemption of Class B shares in certain circumstances following the death of a Class B shareholder. In the case of such withdrawal, the reduction or waiver applies to: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan on attaining age 59 1 /2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution); or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability, or if later, reasonably promptly following completion of probate or in connection with involuntary termination of an account in which Fund shares are held (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution).

        Conversion of Class B Shares to Class A Shares.    After approximately eight years (the “Conversion Period”), Class B shares will be converted automatically into Class A shares of the Fund. Class A shares are subject to an ongoing account maintenance fee of 0.25% of the average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class A shares will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

        In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class A shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class A shares of the Fund.

        Class B shareholders of the Fund exercising the exchange privilege described under “Shareholder Services—Exchange Privilege” will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

        Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class A shares on the next scheduled Conversion Date after such certificates are delivered.

        Contingent Deferred Sales Charges—Class C Shares.    Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Systematic Withdrawal Plans. See “Shareholder Services—Systematic Withdrawal Plan.”

        Class B and Class C Sales Charge Information.

	Class B Shares
	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
For the period March 20, 2000 (commencement of operations) to November 30, 2000	$0	$0

	Class C Shares
	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
For the period March 20, 2000 (commencement of operations) to November 30, 2000	$0	$0

        Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers and other financial intermediaries (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from a dealer’s own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. (the “NASD”) asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Distribution Plans

        Reference is made to “Account Choices—Pricing of Shares” in the Prospectus for certain information with respect to the separate distribution plans for Class A, Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act (each a “Distribution Plan”) with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

        The Distribution Plan for each of the Class A, Class B and Class C shares provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor, selected securities dealers or other financial intermediaries (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class A, Class B and Class C shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class A Distribution Plan).

        The Distribution Plan for each of the Class B and Class C shares provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor, selected securities dealers or other financial intermediaries (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial consultants, selected securities dealers and other financial intermediaries for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through selected securities dealers and other financial intermediaries without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants, selected securities dealers and other financial intermediaries in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class I and Class A shares of the Fund in that the ongoing distribution fees and deferred sales charges provide for the financing of the distribution of the Fund’s Class B and Class C shares.

        The Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

        Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses of the related class. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a “fully allocated accrual” basis and quarterly on a “direct expense and revenue/cash” basis. On the fully allocated basis, revenues consist of the account maintenance fees, the distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, the distribution fees and CDSCs and the expenses consist of financial consultant compensation.

        As of November 30, 2000, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $184 (1.15% of Class B net assets at that date). For that same time period, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $188 (1.17% of Class C net assets at that date).

        For the period March 20, 2000 (commencement of operations) to November 30, 2000, the Fund paid the Distributor $39 pursuant to the Class A Distribution Plan (based on average daily net assets subject to such Class A Distribution Plan of approximately $22,300). For the same period ended November 30, 2000, the Fund paid the Distributor $155 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class
B Distribution Plan of approximately $22,100). For the same period ended November 30, 2000, the Fund paid the Distributor $155 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $22,100).

Limitations on the Payment of Deferred Sales Charges

        The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).

        The following table sets forth comparative information as of November 30, 2000 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule.

	Data Calculated as of November 30, 2000
	(in thousands)
	Eligible Gross Sales(1)	Allowable Aggregate Sales Charge(2)	Allowable Interest On Unpaid Balances(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)
Class B Shares for the period March 20, 2000 (commencement of operations) to November 30, 2000 Under NASD Rule as Adopted	$25	$2	$0	$2	$0	$2	$0
Class C Shares for the period March 20, 2000 (commencement of operations) to November 30, 2000 Under NASD Rule as Adopted	$25	$2	$0	$2	$0	$2	$0

(1)	Purchase price of all eligible Class B and Class C shares sold during the period indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2)
Includes amounts attributable to exchanges from Summit Cash Reserves Fund (“Summit”) that are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the “redeemed fund”). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.

(3)	Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(4)	Consists of CDSC payments, distribution fee payments and accruals.
(5)
Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach the NASD maximum.

REDEMPTION OF SHARES

        Reference is made to “How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

        The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

        The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

        The value of shares of the Fund at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by the Trust at such time.

        The Trust has entered into a joint committed line of credit with other investment companies advised by the Manager and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

Redemption

        A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Fund’s Transfer Agent, Financial Data Services, Inc., P.O. Box 44062, Jacksonville, Florida 32232-4062. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Trust or the Fund. A redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

        A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-888-763-2260. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address has changed within the last 30 days or share certificates have been issued on the account.

        Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

        For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will usually not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

Repurchase

        The Fund also will repurchase its shares through a shareholder’s listed selected securities dealer or other financial intermediary. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the securities dealer or other financial intermediary prior to the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such dealer or other financial intermediary not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Funds not later than 30 minutes after the close of business on the NYSE in order to obtain that day’s closing price.

        The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Certain selected securities dealers or other financial intermediaries may charge a processing fee to confirm a repurchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Fees charged by other securities dealers may be higher or lower. Repurchases made directly through the Transfer Agent, on accounts held at the Transfer Agent, are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.

Reinstatement Privilege—Class I and Class A Shares

        Shareholders of the Fund who have redeemed their Class I or Class A shares have a privilege to reinstate their accounts by purchasing Class I or Class A shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor’s financial consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

PRICING OF SHARES

Determination of Net Asset Value

        Reference is made to “How Shares are Priced” in the Prospectus.

        The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        The principal asset of the Fund will normally be its interest in the underlying Trust. The value of that interest is based on the net assets of the Trust, which are comprised of the value of the securities held by the Trust plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses of the Trust). Expenses of the Trust, including the investment advisory fees, are accrued daily. Net asset value is the Fund’s proportionate interest of the net assets of the Trust plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) of the Fund divided by the total number of shares outstanding of the Fund at such time, rounded to the nearest cent. Expenses, including the fees payable to the Administrator and the Distributor, are accrued daily.

        The per share net asset value of Class A, Class B and Class C shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to Class A shares. Moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class A shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes of the Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

        Securities that are held by the Trust that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees of the Trust as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Trust writes an option, the amount of the premium received is recorded on the books of the Trust as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Trust are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

        Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value.

        Each investor in the Trust may add to or reduce its investment in the Trust on each day the NYSE is open for trading. The value of each investor’s (including the Fund’s) interest in the Trust will be determined after the close of business on the NYSE by multiplying the net asset value of the Trust by the percentage, effective for that day, that represents that investor’s share of the aggregate interests in the Trust. The close of business on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in the Trust will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Trust as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Trust effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Trust as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Trust by all investors in the Trust. The percentage so determined will then be applied to determine the value of the investor’s interest in the Trust after the close of business of the NYSE on the next determination of net asset value of the Trust.

Computation of Offering Price Per Share

        An illustration of the computation of the offering price for Class I, Class A, Class B and Class C shares of the Fund based on the value of the Fund’s net assets and number of shares outstanding on November 30, 2000 is set forth below.

	Class I	Class A	Class B	Class C
Net Assets	$16,121	$16,093	$15,942	$16,005

Number of Shares Outstanding	2,510	2,510	2,500	2,510

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 6.42	$ 6.41	$ 6.38	$ 6.38
Sales Charge (for Class I and Class A shares: 5.25% of offering price; 5.54% of net asset value per share)*	.36	.36	**	**

Offering Price	$ 6.78	$ 6.77	$ 6.38	$ 6.38

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**
Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares—Deferred Sales Charge—Class B and Class C Shares” herein.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

        Because the Fund will invest exclusively in beneficial interests in the Trust, it is expected that all transactions in portfolio securities will be entered into by the Trust. Subject to policies established by the Board of Trustees of the Trust, the Manager is primarily responsible for the execution of the Trust’s portfolio transactions and the allocation of brokerage. The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Manager seeks to obtain the best net results for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk in positioning a block of securities. While the Manager generally seeks reasonably competitive commission rates, the Trust does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees of the Trust, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Trust; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Trust.

        Subject to obtaining the best net results, brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Trust. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Manager the Trust will benefit from supplemental research services, the Manager is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commission that another broker may have charged for effecting the same transactions. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Manager exercises investment discretion. Conversely, the Trust may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

        The Trust anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Trust will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States. The Trust’s ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets.

        Foreign equity securities may be held by the Trust in the form of ADRs, EDRs or other securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The Trust’s ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Trust intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Trust’s portfolio strategies.

        Information about the brokerage commissions paid by the Trust including commissions paid to Merrill Lynch, is set forth in the following table:

	Aggregate Brokerage Commissions Paid	Commissions Paid to Merrill Lynch*
For the period March 3, 2000 (commencement of operations of the Tust) to November 30, 2000	$704,268	$192,006

*
For the period ended November 30, 2000, the brokerage commissions paid to Merrill Lynch represented 27.26% of the aggregate brokerage commissions paid and involved 43.98% of the Trust’s dollar amount of transactions involving payment of commissions.

        The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust and persons who are affiliated with such affiliated persons are prohibited from dealing with the Trust as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Trust will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Trust may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Trust may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Trustees of the Trust that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See “Investment Objective and Policies—Investment Restrictions.”

        Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Trust in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Trust and annual statements as to aggregate compensation will be provided to the Trust. Securities may be held by, or be appropriate investments for, the Trust as well as other funds or investment advisory clients of the Manager or its affiliates.

        The Board of Trustees of the Trust has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Trust to the Manager. After considering all factors deemed relevant, the Board of Trustees of the Trust made a determination not to seek such recapture. The Board of Trustees of the Trust will reconsider this matter from time to time.

        Because of different objectives or other factors, a particular security may be bought for one or more clients of the Manager or its affiliates when one or more clients of the Manager or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Trust or other clients or funds for which the Manager or an affiliate act as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

SHAREHOLDER SERVICES

        The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor, selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

        Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in the account since the preceding statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. The Fund does not issue share certificates.

        Shareholders considering transferring their Class I or Class A shares from a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary should be aware that, if the firm to which the Class I or Class A shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class I or Class A shares so that the cash proceeds can be transferred to the account at the new securities dealer or maintain an Investment Account at the Transfer Agent for those Class I or Class A shares.

        Shareholders interested in transferring their Class B or Class C shares from a selected securities dealer or other financial intermediary and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new securities dealer to maintain such shares in an account at the Transfer Agent registered in the name of the securities dealer for the benefit of the shareholder.

        Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer, and all future trading of these assets must be coordinated by the new firm.

        Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account, from a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected securities dealer for those shares.

Exchange Privilege

        U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Mercury mutual funds and Summit, a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class I, Class A, Class B and Class C shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares used in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

        Exchanges of Class I and Class A Shares.    Under the Fund’s pricing system, Class I shareholders may exchange Class I shares of a Fund for Class I shares of a second Mercury mutual fund. If the Class I shareholder wants to exchange Class I shares of a second Mercury mutual fund, but does not hold Class I shares of the second fund in his or her account at the time of exchange and is not otherwise eligible to acquire Class I shares of the second fund, the shareholder will receive Class A shares of the second fund as a result of the exchange. Class A shares also may be exchanged for Class I shares of a second Mercury mutual fund at any time as long as, at the time of the exchange, the shareholder is eligible to acquire Class I shares of any Mercury mutual fund.

        Exchanges of Class I or Class A shares outstanding (“outstanding Class I or Class A shares”) for Class I or Class A shares of another fund, or for Class I shares of Summit (“new Class I or Class A shares”) are transacted on the basis of relative net asset value per Class I or Class A share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class I or Class A shares and the sales charge payable at the time of the exchange on the new Class I or Class A shares. With respect to outstanding Class I or Class A shares as to which previous exchanges have taken place, the “sales charge previously paid” shall include the aggregate of the sales charges paid with respect to such Class I or Class A shares in the initial purchase and any subsequent exchange. Class I or Class A shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class I or Class A shares. For purposes of the exchange privilege, Class I and Class A shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class I or Class A shares on which the dividend was paid. Based on this formula, Class I and Class A shares of the Fund generally may be exchanged into the Class I or Class A shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

        Exchanges of Class B and Class C Shares.    In addition, each of the funds with Class B and Class C shares outstanding (“outstanding Class B or Class C shares”) offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another Mercury mutual fund or for Class B shares of Summit (“new Class B or Class C shares”) on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange was made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B shares is “tacked” to the holding period of the new Class B shares or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of another Mercury mutual fund (“New Mercury Fund”) after having held the Fund’s Class B shares for two-and-a-half years. The 3% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later the investor may decide to redeem the Class B shares of New Mercury Fund and receive cash. There will be no CDSC due on this redemption since by “tacking” the two-and-a-half year holding period of the Fund Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held Special Value Fund Class B shares for more than five years.

        Exchanges for Shares of a Money Market Fund.    Class I and Class A shares are exchangeable for Class I shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class I shares of Summit have an exchange privilege back into Class I or Class A shares of Affiliate-Advised funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Affiliate-Advised funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. Please see your financial consultant for further information.

        Prior to October 12, 1998, exchanges from Affiliate-Advised funds into a money market fund were directed to certain Affiliate-Advised money market funds other than Summit. Shareholders who exchanged Affiliate-Advised funds shares for such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for the purposes of reducing the CDSC or satisfying the Conversion Period.

        Exercise of the Exchange Privilege.    To exercise the exchange privilege, a shareholder should contact his or her financial consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers or other financial intermediaries. The Fund reserves the right to require a properly completed Exchange Application.

        Telephone exchange requests are also available in accounts held with the Transfer Agent for amounts up to $50,000. To request an exchange from your account, call the Transfer Agent at 1-888-763-2260. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record must be obtained. The shares being exchanged must have been held for at least 15 days. Telephone requests for an exchange will not be honored in the following situations: the accountholder is deceased, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced or the address on the account has changed within the last 30 days. Telephone exchanges may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

        This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Automatic Investment Plans

        A shareholder may make additions to an Investment Account at any time by purchasing Class I shares (if he or she is an eligible Class I investor) or Class A, Class B or Class C shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. The current minimum for such automatic additional investments is $50. This minimum may be waived or revised under certain circumstances.

Automatic Dividend Reinvestment Plan

        Dividends paid by the Funds may be taken in cash or automatically reinvested in shares of the Funds at net asset value without a sales charge. You should consult with your financial consultant about which option you would like. If you choose the reinvestment option, dividends paid with respect to a Fund’s shares will be automatically reinvested, without sales charge, in additional full and fractional shares of that Fund. Such reinvestment will be at the net asset value of shares of the Fund as determined as of the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

        Shareholders may, at any time, by written notification to their selected dealer if their account is maintained with a selected dealer or other financial intermediary, or by written notification or by telephone 1-888-763-2260 to the Transfer Agent, if their account is maintained with the Transfer Agent, elect to have subsequent dividends of ordinary income and/or capital gains paid in cash, rather than reinvested in shares of the Fund (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

Systematic Withdrawal Plans

        A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

        At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder’s systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

        With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See “Purchase of Shares—Deferred Sales Charge Alternatives—Class B and Class C Shares.” Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, a shareholder must make a new election to join the systematic withdrawal program with respect to the Class D shares. See “Purchase of Shares—Deferred Sales Charge Alternatives—Conversion of Class B Shares to Class D Shares.” If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan, the investor should contact his or her financial consultant.

        Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

DIVIDENDS AND TAXES

Dividends

        The Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized capital gains, if any, will be distributed to the Fund’s shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

        See “Shareholder Services—Automatic Dividend Reinvestment Plan” for information concerning the manner in which dividends may be reinvested automatically in shares of the Fund. A shareholder whose account is maintained at the Transfer Agent or whose account is maintained through his or her selected securities dealer or other financial intermediary may elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class I and Class A shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class A shares will be lower than the per share dividends on Class I shares as a result of the account maintenance fees applicable with respect to the Class A shares. See “Pricing of Shares—Determination of Net Asset Value.”

Taxes

        The Fund intends to continue to qualify for the special tax treatment afforded RICs under the Code. As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class I, Class A, Class B and Class C shareholders (together, the “shareholders”). The Fund intends to distribute substantially all of such income.

        The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

        Dividends paid by the Fund from its ordinary income or from an excess of net short term capital gains over net long term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in warrants, futures and options) (“capital gain dividends”) are taxable to shareholders as long term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends as well as any amount of capital gain dividends in the different categories of capital gain referred to above.

        Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund’s ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class I, Class A, Class B and Class C shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class I, Class A, Class B and Class C shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

        No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder’s basis in the Class A shares acquired will be the same as such shareholder’s basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.

        If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

        A loss realized on a sale or exchange of shares of the Fund will be disallowed if such shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        Ordinary income dividends paid to shareholders who are non-resident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

        Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

        Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Tax Treatment of Options, Futures and Forward Foreign Exchange Transactions

        The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

        A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. In certain instances, the Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

        Code Section 1092, which applies to certain “straddles,” may affect the taxation of the Fund’s sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

Special Rules for Certain Foreign Currency Transactions

        In general, gains from “foreign currencies” and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

        Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not “regulated futures contracts” and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the investment company taxable income of the Fund available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder’s Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder’s basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

        The Trust and the Fund have received a private letter ruling from the IRS to the effect that, because the Trust is classified as a partnership for tax purposes, the Fund will be entitled to look to the underlying assets of the Trust in which it has invested for purposes of satisfying various requirements of the Code applicable to RICs. If any of the facts upon which such ruling is premised change in any material respect (e.g., if the Trust were required to register its interests under the Securities Act), the Board of Directors of the Fund will determine, in its discretion, the appropriate course of action for the Fund. One possible course of action would be to withdraw the Fund’s investments from the Trust and to retain an investment adviser to manage the Fund’s assets in accordance with the investment policies applicable to the Fund. See “Investment Objective and Policies.”

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

        Ordinary income and capital gain dividends may also be subject to state and local taxes.

        Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

        Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

PERFORMANCE DATA

        From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return is based on the Fund’s historical performance and is not intended to indicate future performance. Average annual total return is determined separately for Class I, Class A, Class B and Class C shares in accordance with a formula specified by the Commission.

        Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class I and Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and the distribution charges and any incremental transfer agency cost relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

        The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and a dollar amount based on a hypothetical $1,000 investment or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

        Set forth in the tables below is total return information for the Class I, Class A, Class B and Class C shares of the Fund for the period indicated.

	Class I Shares	Class A Shares	Class B Shares	Class C Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment

	Aggregate Total Return
	(including maximum applicable sales charges)

Inception (March 20, 2000) to November 30, 2000	(39.17)%	(39.27)%	(38.75)%	(36.83)%

        Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance. The Fund’s total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

        In order to reflect the reduced sales charges in the case of Class I or Class A shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

        On occasion, the Fund may compare its performance to various indices, including the Standard & Poor’s 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, or to other published indices, or to data contained in publications published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. (“Morningstar”), or to data contained in publications such as Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine and CDA Investment Technology, Inc. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period. From time to time the Fund may include the Fund’s Morningstar risk-adjusted performance ratings assigned by Morningstar in advertising or supplemental sales literature. From time to time the Fund may quote in advertisements or other materials other applicable measures of performance and may also make reference to awards that may be given to the Manager.

        The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

        The Fund’s total return will vary depending on market conditions, the securities held by the Trust, the Trust’s operating expenses, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

GENERAL INFORMATION

Description of Shares

        The Fund is a “feeder” fund that invests in the Trust. Investors in the Fund will acquire an indirect interest in the Trust. The Trust accepts investments from other feeder funds, and all of the feeders of the Trust bear the Trust’s expenses in proportion to their assets. This structure may enable the Fund to reduce costs through economies of scale. A larger investment portfolio also may reduce certain transaction costs to the extent that contributions to and redemptions from the Trust from different feeders may offset each other and produce a lower net cash flow. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the Trust on more attractive terms, or could experience better performance, than another feeder fund.

        The Fund was incorporated under Maryland law on January 21, 2000. It has an authorized capital of 400,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class I, Class A, Class B and Class C Common Stock, each of which consists of 100,000,000 shares.

        Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders, except that shareholders of the class bearing distribution expenses as provided above shall have exclusive voting rights with respect to matters relating to such distribution expenditures (except that Class B shareholders may vote upon any material changes to expenses charged under the Class A Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Fund, in which event the holders of the remaining shares would be unable to elect any person as a Director.

        Whenever the Trust holds a vote of its feeder funds, the Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Fund over the operations of the Trust. The Fund may withdraw from the Trust at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

        There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, at which time the Directors then in office will call a shareholders’ meeting for the election of Directors. Shareholders may, in accordance with the terms of the Articles of Incorporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in account maintenance fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Directors shall continue to hold office and appoint successor Directors. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except for any expenses which may be attributable to only one Class. Shares issued are fully-paid and non-assessable by the Fund. Voting rights for Directors are not cumulative.

        The Trust is organized as a Delaware Business Trust. Whenever the Fund is requested to vote on any matter relating to the Trust, the Fund will hold a meeting of its shareholders and will cast its vote as instructed by the Fund’s shareholders.

        The Manager provided the initial capital for the Fund by purchasing 10,000 shares of common stock of the Fund for $100,000. The Manager continues to own a majority of the outstanding shares of the Fund. Such shares were acquired for investment and can only be disposed of by redemption. The Manager may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

Independent Auditors

        Deloitte & Touche LLP , Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Trust and the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Accounting Services Provider

        State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.

Custodian

        The Bank of New York, 100 Church Street, New York, New York 10286 (the “Custodian”) acts as the custodian of the Trust’s assets and the Fund’s assets. Under its contracts with the Trust and the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Trust and the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Trust’s and the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust’s and the Fund’s investments.

Transfer Agent

        Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly owned subsidiary of ML & Co., acts as the Fund’s Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the “Transfer Agency Agreement”). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

Legal Counsel

        Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust and the Fund.

Reports to Shareholders

        The fiscal year of the Fund ends on November 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing information related to the Trust and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends.

Shareholder Inquiries

        Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

        The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

        FAM Distributors, Inc. has granted the Fund the right to use the “Mercury” name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted Mercury under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Mercury.

        The Manager continues to own a majority of the outstanding shares of the Fund. The Manager may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

        To the knowledge of the Fund, the following persons or entities owned beneficially or of record 5% or more of any class of the Fund’s shares as of March 1, 2001:

Name	Address	Percentage of Class
Kumar Mal	P.O. Box 144 Ghent, NY 12075	61.20% of Class A
John H. Best and	3716 Camas St.	20.10% of Class C
Katherine R. Best	Boise, ID 83705

FINANCIAL STATEMENTS

        The audited financial statements of the Fund and the Trust are incorporated in this Statement of Additional Information by reference to the Fund’s 2000 annual report to shareholders. You may request a copy of the annual report at no charge by calling 1-800-456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

CODE #: 19101 03-01

PART C. OTHER INFORMATION

Item 23.    Exhibits.

Exhibit Number
1	—Articles of Incorporation, dated January 21, 2000.(a)
2	—By-Laws of the Registrant.(a)
3(a)	—Portions of the Articles of Incorporation and By-Laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.(b)
4	—Not Applicable.
5	—Form of Unified Distribution Agreement between the Registrant and FAM Distributors, Inc. (the “Distributor”).(d)
6	—None.
7	—Form of Custody Agreement between the Registrant and The Bank of New York.(c)
8(a)	—Form of Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.(c)
(b)	—Form of License Agreement relating to use of name among Mercury Asset Management International Ltd., Mercury Asset Management Group Ltd. and the Registrant.(c)
(c)	—Form of Fee Waiver/Expense Reimbursement Agreement between the Registrant and Fund Asset Management, L.P. (the “Manager” or “FAM”).
(d)	—Form of Administration Agreement between the Registrant and FAM.
(e)	—Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(f)
9	—Opinion of Brown & Wood LLP, counsel for the Registrant.(c)
10	—Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
11	—None.
12	—Certificate of Fund Asset Management, L.P.(c)
13(a)	—Form of Unified Class A Distribution Plan of the Registrant and Class B Distribution Plan Sub- Agreement.(d)
(b)	—Form of Unified Class B Distribution Plan of the Registrant and Class C Distribution Plan Sub- Agreement.(d)
(c)	—Form of Unified Class C Distribution Plan of the Registrant and Class D Distribution Plan Sub- Agreement.(d)
14	—18f-3 Plan.(c)
15	—Code of Ethics.(e)

(a)	Filed on February 23, 2000 as an Exhibit to the Registrant’s Registration Statement on Form N-1A (File No. 333-30942) under the Securities Act of 1933, as amended (the “Securities Act”).
(b)
Reference is made to Article II, Article IV, Article V (sections 2, 3, 4, 6, 7 and 8), Article VI, Article VII and Article IX of the Registrant’s Articles of Incorporation, filed as Exhibit (1), to this Registration Statement, and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XII, and Article XIV of the Registrant’s By-Laws filed as Exhibit (2) to this Registration Statement.

(c)	Filed on March 21, 2000 as an Exhibit to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-30942).
(d)	Incorporated by reference to Exhibits 5 and 13 to the Registration Statement on Form N-1A of Merrill Lynch Mid Cap Growth Fund, Inc. (File No. 333-42020), filed on July 21, 2000.
(e)
Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (File No. 33-50417) filed on November 22, 2000.

(f)
Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775), filed on March 20, 2001.

Item 24.    Persons Controlled by or under Common Control with Registrant.

        The Manager continues to own a majority of the outstanding shares of the Fund. The Manager may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

Item 25.    Indemnification.

        Reference is made to Article VI of the Registrant’s Articles of Incorporation, Article VI of the Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class I, Class A, Class B and Class C Distribution Agreements.

        Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the “Investment Company Act”) may be concerned, Article VI of the Registrant’s By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met; and (ii) (a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by reason of the advance, or (c) a majority of a quorum of the Registrant’s disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

        In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of the Investment Adviser.

        FAM acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Financial Institutions Series Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, Mercury Global Holdings, Inc., Mercury HW Funds, Merrill Lynch Bond Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Inc., Merrill Lynch World Income Fund, Inc., The Asset Program, Inc., The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Master Senior Floating Rate Trust, Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc. and Senior High Income Portfolio, Inc.

        Merrill Lynch Investment Managers, L.P. (“MLIM”), acts as the investment adviser for the following open-end registered investment companies: Global Financial Services Master Trust, Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Equity Income Fund, Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Small Cap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Short Term U.S. Government Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc., The Asset Program, Inc. and The S&P 500® Protected Equity Fund, Inc.; and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLIM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

        The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of FAM, MLIM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Merrill Lynch & Co., Inc. (“ML & Co.”) is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

        Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since December 1, 1999 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Doll and Giordano are officers of one or more of such companies.

Name	Position(s) with the Manager	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLIM

Princeton Services	General Partner	General Partner of MLIM

Jeffrey M. Peek	President	President of MLIM; President and Director of Princeton Services; Executive Vice President of ML & Co.

Terry K. Glenn	Executive Vice President	Executive Vice President of MLIM; Executive Vice President and Director of Princeton Services; President and Director of FAMD; Director of FDS; President of Princeton Administrators

Donald C. Burke	First Vice President, Treasurer and Director of Taxation	First Vice President and Treasurer of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD

Michael G. Clark	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services; Treasurer and Director of FAMD; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1996 to 1997

Robert C. Doll, Jr.	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Vincent R. Giordano	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services

Michael J. Hennewinkel	First Vice President, Secretary and General Counsel (Americas Region)	First Vice President and Secretary of MLIM; General Counsel of MLIM (Americas Region); Senior Vice President of Princeton Services

Philip L. Kirstein	General Counsel	General Counsel of MLIM; Senior Vice President; Secretary, General Counsel and Director of Princeton Services

Debra W. Landsman-Yaros	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services; Vice President of FAMD

Stephen M. M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services

Gregory D. Upah	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services

        Funds Asset Management UK (“FAM UK”) acts as sub-adviser for the following registered investment companies: Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Global Financial Services Master Trust, Master Focus Twenty Trust, Master Internet Strategies Trust, Master Mid Cap Growth Trust, Master Large Cap Series Trust, Master Premier Growth Trust, Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Bond Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Equity Income Fund, Merrill Lynch EuroFund, Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Senior Floating Rate Fund II, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., The Asset Program, Inc., The Corporate Fund Accumulation Program, Inc., and The Municipal Fund Accumulation Program, Inc. The address of each of the registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM UK is 33 King William Street, London EC4R 9AS, England.

        Set forth below is a list of each executive officer and director of FAM UK indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since December 1, 1999, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Glenn and Burke are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 26.

Name	Position(s) with FAM UK	Other Substantial Business, Profession, Vocation or Employment
Terry K. Glenn	Director and Chairman	Executive Vice President of MLIM and FAM; Executive Vice President and Director of Princeton Services; President and Director of FAMD; President of Princeton Administrators
Nicholas C.D. Hall	President	Director of Mercury Asset Management Ltd. and the Institutional Liquidity Fund PLC; First Vice President and General Counsel for Merrill Lynch Mercury Asset Management
James T. Stratford	Alternate Director	Director of Mercury Asset Management Group Ltd.; Head of Compliance, Merrill Lynch Mercury Asset Management
Donald C. Burke	Treasurer	First Vice President and Treasurer of MLIM and FAM; Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD
Carol Ann Langham	Company Secretary	None
Debra Anne Searle	Assistant Company Secretary	None

Item 27.    Principal Underwriters.

        (a)  FAMD acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax Exempt Fund, CMA Treasury Fund, Global Financial Services Master Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, The Corporate Fund Accumulation Program, Inc. and the Municipal Fund Accumulation Program, Inc. FAMD acts as the principal underwriter for each of the following additional open-end registered investment companies: Mercury Basic Value Fund, Inc., Mercury Focus Twenty Fund, Inc., Mercury Global Balanced Fund of Mercury Funds, Inc., Mercury Gold and Mining Fund of Mercury Funds, Inc., Mercury International Fund of Mercury Funds, Inc., Mercury Internet Strategies Fund, Inc., Mercury Large Cap Series Funds, Inc., Mercury Mid Cap Growth Fund, Inc., Mercury Pan-European Growth Fund of Mercury Funds, Inc., Mercury Premier Growth Fund, Inc., Mercury Small Cap Value Fund, Inc., Mercury U.S. High Yield Fund, Inc., Summit Cash Reserves Fund of Financial Institutions Series Trust, Mercury V.I. U.S. Large Cap Fund of Mercury Asset Management V.I. Funds, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Internet Strategies Fund, Inc., Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Mid Cap Growth Fund, Inc., Merrill Lynch Premier Growth Fund, Inc., Merrill Lynch Small Cap Value Fund, Inc. and Merrill Lynch U.S. High Yield Fund, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Mercury Senior Floating Rate Fund, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., and Merrill Lynch Senior Floating Rate Fund II, Inc.

        (b)  Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

Name	Position(s) and Office(s) with PFD	Position(s) and Office(s) with Registrant
Terry K. Glenn	President and Director	President and Director
Michael G. Clark	Treasurer and Director	None
Thomas J. Verage	Director	None
Robert W. Crook	Senior Vice President	None
Michael J. Brady	Vice President	None
William M. Breen	Vice President	None
Donald C. Burke	Vice President	Vice President and Treasurer
James T. Fatseas	Vice President	None
Debra W. Landsman-Yaros	Vice President	None
Michelle T. Lau	Vice President	None
William Wasel	Vice President	None
Robert Harris	Secretary	None

        (c)  Not applicable.

Item 28.    Location of Accounts and Records.

        All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

Item 29.    Management Services.

        Other than as set forth under the caption “The Management Team—Management of the Fund” in the Prospectus constituting Part A of the Registration Statement and under “Management of the Fund—Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.    Undertakings.

        Not applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 21st day of March, 2001.

MERCURY FOCUS TWENTY FUND , INC .
(Registrant)

/S / DONALD C. BURKE
By:
(Donald C. Burke, Vice President and Treasurer)

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

TERRY K. GLENN * (Terry K. Glenn)	President (Principal Executive Officer) and Director

DONALD C. BURKE * (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

JAMES H. BODURTHA * (James H. Bodurtha)	Director

HERBERT I. LONDON * (Herbert I. London)	Director

JOSEPH L. MAY * (Joseph L. May)	Director

ANDRÉ F. PEROLD * (André F. Perold)	Director

ROBERTA COOPER RAMO * (Roberta Cooper Ramo)	Director

/S / DONALD C. BURKE *By: (Donald C. Burke, Attorney-in-Fact)		March 21, 2001

        Master Focus Twenty Trust has duly caused this Registration Statement of Mercury Focus Twenty Fund, Inc. to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 21st day of March, 2001.

MASTER FOCUS TWENTY TRUST

/S / DONALD C. BURKE
By:
(Donald C. Burke, Vice President and Treasurer)

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

TERRY K. GLENN * (Terry K. Glenn)	President (Principal Executive Officer) and Trustee

DONALD C. BURKE * (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

JAMES H. BODURTHA * (James H. Bodurtha)	Trustee

HERBERT I. LONDON * (Herbert I. London)	Trustee

JOSEPH L. MAY * (Joseph L. May)	Trustee

ANDRÉ F. PEROLD * (André F. Perold)	Trustee

ROBERTA COOPER RAMO * (Roberta Cooper Ramo)	Trustee

/S / DONALD C. BURKE *By: (Donald C. Burke, Attorney-in-Fact)	Title	March 21, 2001

INDEX TO EXHIBITS

Exhibit Number
8(c)	—Form of Fee Waiver/Expense Reimbursement Agreement between the Registrant and Fund Asset Management, L.P. (“FAM”).

8(d)	—Form of Administration Agreement between the Registrant and FAM.

10	—Consent of Deloitte & Touche LLP, independent auditors for the Registrant.